Exhibit 23(a)









                         CONSENT OF INDEPENDENT AUDITORS









                  The Board of Directors
                  Central Fidelity Banks, Inc.:


                  We consent to the use of our report incorporated herein by reference.


                                                     /s/ KPMG PEAT MARWICK LLP



Richmond, Virginia
February 22, 1996